CONDENSED CONSOLIDATED BALANCE SHEETS (Parentheticals) - USD ($)	Jun. 30, 2026	Dec. 31, 2025
Statement of Financial Position [Abstract]
Net of allowance for credit loss	$ 907,299	$ 886,420
Ordinary shares, par value (in Dollars per share)
Ordinary shares, shares authorized (in Shares)	100,000,000	100,000,000
Ordinary shares, shares Issued (in Shares)	10,680,015	8,194,306
Ordinary shares, shares outstanding (in Shares)	10,559,300	8,073,591
Treasury shares (in Shares)	120,715	120,715